                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) June 30, 2005


                                BRIGHTPOINT, INC.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     Indiana
-------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


         0-23494                                         35-1778566
-------------------------------------------------------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


501 Airtech Parkway, Plainfield, Indiana                   46168
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)


                                 (317) 707-2355
-------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Item 5.02 is incorporated herein by reference.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

Item 5.02 is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On June 30, 2005, Brightpoint, Inc. (the "Company") announced that Frank Terence resigned as the Company's Executive Vice President, Chief Financial Officer, Treasurer and principal financial officer due to his continuing disability as a result of a previously announced stroke he suffered following a medical procedure. A copy of the Press Release announcing Mr. Terence's resignation is annexed hereto as Exhibit 99.1 and incorporated herein by reference.

In conjunction with his resignation, the Company entered into a Separation and General Release Agreement ("Separation Agreement") dated as of June 30, 2005 (see Exhibit 10.1) with Mr. Terence, resulting in the termination of Mr. Terence's previously filed Employment Agreement (the "Employment Agreement") (see Exhibit 10.2). Under the terms of the Separation Agreement, the Company will retain Mr. Terence in its employ, with disability status, through April 22, 2006 (the "Separation Date"). In addition, the Separation Agreement provides that Mr. Terence will receive $1,000 per month through the Separation Date and a one-time payment of $275,333. Mr. Terence's options and restricted stock unit awards will continue to vest through the Separation Date and be exercisable in accordance with the terms of the plans under which they were granted and the terms of his respective option and restricted stock unit agreements. The Separation Agreement contains the same confidentiality and non-disclosure provisions as the Employment Agreement, but does not contain non-competition or non-solicitation provisions.

A copy of the Separation Agreement is annexed hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of such exhibit.

Anthony W. Boor, Brightpoint Americas Senior Vice President and Chief Financial Officer, will remain acting Chief Financial Officer and acting Principal Financial Officer of the Company until a permanent Chief Financial Officer is found. The Finance Committee of the Company's Board of Directors will assist in the selection of a new Chief Financial Officer and will assist with the oversight of material financial matters during the interim period. Gregory L. Wiles, Brightpoint Americas Vice President and Controller, will remain the acting Chief Accounting Officer of the Company. The appointments of Messrs. Boor and Wiles as acting Chief Financial Officer and acting Chief Accounting officer, respectively, were previously disclosed by the Company in its Form 8-K filed on June 7, 2005.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  10.1 Separation Agreement and General Release dated as of June 30, 2005 by and between Brightpoint, Inc. and Frank Terence

                  10.2 Employment Agreement dated as of April 22, 2002 between Brightpoint, Inc. and Frank Terence (incorporated by reference to Exhibit 10.3 to the Company's quarterly report on Form 10-Q for the quarter ended June 30, 2002)

                  99.1     Press Release of Brightpoint, Inc. dated June 30,
                           2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               BRIGHTPOINT, Inc.
                               (Registrant)

                               By: /s/ Steven E. Fivel
                                   --------------------------------------------
                                   Steven E. Fivel
                                   Executive Vice President and General Counsel

Date:  June 30, 2005

                                  EXHIBIT INDEX


10.1 Separation Agreement and General Release dated as of June 30, 2005 by and between Brightpoint, Inc. and Frank Terence

10.2 Employment Agreement dated as of April 22, 2002 between Brightpoint, Inc. and Frank Terence (incorporated by reference to Exhibit 10.3 to the Company's quarterly report on Form 10-Q for the quarter ended June 30, 2002)

99.2     Press Release of Brightpoint, Inc. dated June 30, 2005